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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 25, 2001
               Date of Report (Date of earliest event reported)

                                EMACHINES, INC.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

               000-29715                                 94-3311182
       (Commission file number)             (I.R.S. employer identification no.)



                         14350 Myford Road, Suite 100
                           Irvine, California 92606
             (Address of principal executive offices and zip code)


                                (714) 481-2828
             (Registrant's telephone number, including area code)



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Item 5.   Other Events

     On July 25, 2001, eMachines, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2001.

     A copy of the press release is attached to this current report as Exhibit
99.1 and is incorporated by reference into this Item 5.


Item 7.   Financial Statements and Exhibits.

     Exhibit 99.1  eMachines, Inc., press release dated July 25, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EMACHINES, INC.

Dated: July 26, 2001                    By:         /s/ Adam Andersen
                                             --------------------------------
                                             Name:  Adam Andersen
                                             Title: Senior Vice President and
                                                    Chief Operating Officer
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                               INDEX TO EXHIBITS

   Exhibit                                    Description
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     99.1            eMachines, Inc., press release dated July 25, 2001.